Exhibit 99.1
REALNETWORKS ANNOUNCES THIRD QUARTER 2017 RESULTS
SEATTLE - November 1, 2017 -

•	Revenue of $30.0 million

•	Reduced operating expenses by $5.0 million, or 22% year-over-year

•	Continued progress in key growth initiatives as evidenced by strategic alliance with CIBN Oriental Network

RealNetworks, Inc. (Nasdaq: RNWK), a leader in digital media software and services, today announced results for the third quarter ended September 30, 2017.
Management Commentary
"Overall our third quarter results were solid operationally and great strategically," said Rob Glaser, Chairman and CEO of RealNetworks. "Of particular note is our strategic alliance with CIBN in China around our RealMedia HD next generation video codec platform.”

Third Quarter 2017 Financial Highlights

•	Revenue was $30.0 million, down from $33.1 million in the prior quarter and $31.1 million in the prior year period.

•	Operating expenses declined by $0.8 million, or 4%, from the prior quarter and by $5.0 million, or 22%, from the same period in 2016.

•	Net loss was $(4.3) million or $(0.12) per share, compared to $(3.4) million or $(0.09) per share in the prior quarter and $(3.1) million or $(0.08) per share in the third quarter of 2016.

•
Adjusted EBITDA was a loss of $(2.3) million compared to a loss of $(0.8) million in the prior quarter and $(4.4) million in the third quarter of 2016. A reconciliation of GAAP net income (loss) to adjusted EBITDA, a non-GAAP measure, is provided in the financial tables that accompany this release.

•	As of September 30, 2017, the Company had $59.1 million in unrestricted cash, cash equivalents and short-term investments, compared to $62.5 million as of June 30, 2017.

Business Outlook

For the fourth quarter of 2017, RealNetworks expects to achieve the following results:

•	Total revenue is expected to be in the range of $29 million to $31 million.

•	Adjusted EBITDA loss is expected to be in the range of $(2.0) million to $(4.0) million.

Included in our guidance for the fourth quarter of 2017 is revenue from our music on demand customer in Korea. The nature of our relationship with this customer has evolved over time. Over the course of the relationship, profitability has declined meaningfully and currently delivers less than 3% gross margin on contracted revenues. The contract is set to expire at the end of 2017 and we do not anticipate renewal.
Revenue attributable to this contract was $11.4 million and $33.8 million for the three and nine months ended September 30, 2017, respectively. For the three and nine months ended September 30, 2017, gross profit attributable to this contract was $250 thousand and $900 thousand, respectively.
If the contract is not renewed, for periods after 2017, we would expect minimal impact to our consolidated gross profit, despite a material decline in consolidated revenue.

Conference Call and Webcast Information
The company will host a conference call today to review results and discuss the company's performance shortly after 4:30 p.m. ET/1:30 p.m. PT. You may join the conference call by calling 1-877-451-6152 or 1-201-389-0879. A telephonic replay of the call will also be available shortly after the completion of the call, until 11:59 pm ET on Wednesday, November 22, 2017, by dialing 1-844-512-2921 (United States) or 1-412-317-6671 (International) and entering the replay pin number: 13671750.

A live webcast will be available on RealNetworks’ Investor Relations site under Events at http://investor.realnetworks.com and will be archived online upon completion of the conference call.

For More Information

Investor Relations for RealNetworks
Laura Bainbridge, Addo IR
310-829-5400
IR@realnetworks.com
RNWK-F

About RealNetworks

RealNetworks creates innovative applications and services that make it easy to connect with and enjoy digital media. RealNetworks invented the streaming media category and continues to connect consumers with their digital media both directly and through partners, aiming to support every network, device, media type and social network. Find RealNetworks’ corporate information at www.realnetworks.com.

RealNetworks® and the company’s respective logos are trademarks, registered trademarks, or service marks of RealNetworks, Inc. Other products and company names mentioned are the trademarks of their respective owners.

About Non-GAAP Financial Measures
To supplement RealNetworks' consolidated financial information presented in accordance with GAAP in this press release, the company also discloses certain non-GAAP financial measures, including adjusted EBITDA and contribution margin by reportable segment, which management believes provide investors with useful information.
In the financial tables of our earnings press release, RealNetworks has included reconciliations of GAAP net income (loss) to adjusted EBITDA and operating income (loss) by reportable segment to contribution margin by reportable segment.
The rationale for management's use of non-GAAP measures is included in the supplementary materials presented with the quarterly earnings materials. Please refer to Exhibit 99.2 (“Information Regarding Non-GAAP Financial Measures”) to the company's report on Form 8-K, which is being submitted today to the SEC.

Forward-Looking Statements

This press release contains forward-looking statements that involve risks and uncertainties, including statements relating to RealNetworks' current expectations regarding future revenue, gross profit and adjusted EBITDA, our future growth, profitability, and market position, our strategic focus and initiatives, agreements with partners, and the growth and future prospects relating to our Rhapsody affiliate. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements. These statements reflect RealNetworks’ expectations as of today, and actual results may differ materially from the results predicted. Factors that could cause actual results to differ from the results predicted include: RealNetworks' ability to realize operating efficiencies, growth and other benefits from the implementation of its growth plan, strategic initiatives, and restructuring efforts; the emergence of new entrants and competition in the market for digital media products and services; other competitive risks, including the growth of competing technologies, products and services; the potential outcomes and effects of claims and legal proceedings on RealNetworks' business, prospects, financial condition or results of operations; risks associated with key customer or strategic relationships, business acquisitions and the introduction of new products and services; changes in consumer and advertising spending in response to disruptions in the global financial markets; fluctuations in foreign currencies; and changes in RealNetworks' effective tax rate. More information about potential risk factors that could affect RealNetworks' business and financial results is included in RealNetworks' annual report on Form 10-K for the most recent year ended December 31, its quarterly reports on Form 10-Q and in other reports and documents filed by RealNetworks from time to time with the Securities and Exchange Commission. The preparation of RealNetworks' financial statements and forward-looking financial guidance requires the company to make estimates and assumptions that affect the reported amount of assets and liabilities, and revenues and expenses during the reported period.  Actual results may differ materially from these estimates under different assumptions or conditions. The company assumes no obligation to update any forward-looking statements or information, which are in effect as of their respective dates.

RealNetworks, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(Unaudited)

	Quarter Ended September 30,		Nine Months Ended September 30,

	2017	2016	2017	2016
	(in thousands, except per share data)

Net revenue	$30,002	$31,051	$93,689	$89,015
Cost of revenue	16,534	16,740	51,117	47,610
Gross profit	13,468	14,311	42,572	41,405

Operating expenses:
Research and development	7,152	6,699	22,085	23,185
Sales and marketing	4,883	7,183	17,534	24,157
General and administrative	5,081	7,086	15,638	21,380
Restructuring and other charges	557	499	2,271	1,297
Lease exit and related charges	—	1,233	—	2,191

Total operating expenses	17,673	22,700	57,528	72,210

Operating income (loss)	(4,205)	(8,389)	(14,956)	(30,805)

Other income (expenses):
Interest income, net	116	119	353	316
Gain (loss) on investments, net	—	6,021	—	5,978
Equity in net loss of Rhapsody	—	(233)	(1,097)	(629)
Other income (expense), net	(50)	(243)	(288)	(515)

Total other income (expense), net	66	5,664	(1,032)	5,150

Income (loss) before income taxes	(4,139)	(2,725)	(15,988)	(25,655)
Income tax expense (benefit)	195	331	1,156	919

Net income (loss)	$(4,334)	$(3,056)	$(17,144)	$(26,574)

Basic net income (loss) per share	$(0.12)	$(0.08)	$(0.46)	$(0.72)
Diluted net income (loss) per share	$(0.12)	$(0.08)	$(0.46)	$(0.72)

Shares used to compute basic net income (loss) per share	37,200	36,805	37,112	36,693
Shares used to compute diluted net income (loss) per share	37,200	36,805	37,112	36,693

RealNetworks, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(Unaudited)

	September 30, 2017	December 31, 2016
	(in thousands)
ASSETS
Current assets:
Cash and cash equivalents	$45,597	$33,721
Short-term investments	13,482	43,331
Trade accounts receivable, net	26,651	22,162
Deferred costs, current portion	508	760
Prepaid expenses and other current assets	4,558	4,910
Total current assets	90,796	104,884

Equipment and software	45,557	46,231
Leasehold improvements	3,464	3,317
Total equipment, software, and leasehold improvements	49,021	49,548
Less accumulated depreciation and amortization	44,962	44,294
Net equipment, software, and leasehold improvements	4,059	5,254

Restricted cash equivalents and investments	2,400	2,700
Other assets	2,177	1,742
Deferred costs, non-current portion	1,010	1,246
Deferred tax assets, net	871	816
Other intangible assets, net	429	938
Goodwill	13,042	12,857

Total assets	$114,784	$130,437

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
Accounts payable	$18,560	$18,225
Accrued and other current liabilities	12,933	15,425
Commitment to Rhapsody	—	1,500
Deferred revenue, current portion	3,008	3,430
Total current liabilities	34,501	38,580

Deferred revenue, non-current portion	553	240
Deferred rent	798	748
Deferred tax liabilities, net	98	87
Other long-term liabilities	1,651	2,201

Total liabilities	37,601	41,856

Shareholders' equity	77,183	88,581

Total liabilities and shareholders' equity	$114,784	$130,437

RealNetworks, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows
(Unaudited)

	Nine Months Ended September 30,
	2017	2016
	(in thousands)

Cash flows from operating activities:
Net income (loss)	$(17,144)	$(26,574)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation and amortization	2,402	5,897
Stock-based compensation	3,045	4,557
Equity in net loss of Rhapsody	1,097	629
Deferred income taxes, net	(55)	(198)
Loss (gain) on investments, net	—	(5,978)
Realized translation loss (gain)	—	272
Fair value of warrants granted in 2015 and 2017, net of subsequent mark to market adjustments in 2017 and 2016	(367)	112
Net change in certain operating assets and liabilities	(6,521)	(1,011)
Net cash provided by (used in) operating activities	(17,543)	(22,294)
Cash flows from investing activities:
Purchases of equipment, software, and leasehold improvements	(541)	(2,009)
Proceeds from sale of equity and other investments	—	2,110
Purchases of short-term investments	(13,905)	(59,124)
Proceeds from sales and maturities of short-term investments	43,754	68,473
Decrease (increase) in restricted cash equivalents and investments, net	300	190
Acquisitions	—	(150)
Advance to Rhapsody	(1,500)	—
Proceeds from the sale of Slingo and social casino business	—	4,000
Net cash provided by (used in) investing activities	28,108	13,490
Cash flows from financing activities:
Proceeds from issuance of common stock (stock options and stock purchase plan)	130	166
Tax payments from shares withheld upon vesting of restricted stock	(338)	(843)
Net cash provided by (used in) financing activities	(208)	(677)
Effect of exchange rate changes on cash and cash equivalents	1,519	450
Net increase (decrease) in cash and cash equivalents	11,876	(9,031)
Cash and cash equivalents, beginning of year	33,721	47,315
Cash and cash equivalents, end of year	$45,597	$38,284

RealNetworks, Inc. and Subsidiaries
Supplemental Financial Information
(Unaudited)

	2017			2016
	Q3	Q2	Q1	Q4	Q3	Q2	Q1
	(in thousands)
Net Revenue by Line of Business
Consumer Media (A)	$4,197	$6,951	$5,669	$6,443	$6,482	$6,400	$5,726
Mobile Services (B)	19,123	19,227	19,084	18,833	17,683	17,297	16,465
Games (C)	6,682	6,934	5,823	6,177	6,886	6,037	6,039
Total net revenue	$30,002	$33,112	$30,576	$31,453	$31,051	$29,734	$28,230

Net Revenue by Product
Consumer Media
- License (D)	$2,334	$5,002	$3,672	$4,252	$4,136	$3,914	$3,104
- Subscriptions (E)	1,434	1,531	1,564	1,671	1,931	1,871	1,975
- Media Properties (F)	429	418	433	520	415	615	647

Mobile Services
- SaaS (G)	19,000	19,146	18,987	18,726	17,141	17,208	16,220
- Technology License & Other (H)	123	81	97	107	542	89	245

Games
- License (I)	3,851	4,007	2,862	3,178	3,683	2,793	2,761
- Subscriptions (J)	2,708	2,781	2,828	2,836	3,005	3,024	3,029
- Media Properties (K)	123	146	133	163	198	220	249

Total net revenue	$30,002	$33,112	$30,576	$31,453	$31,051	$29,734	$28,230

Net Revenue by Geography
United States	$10,084	$10,889	$9,740	$10,125	$10,642	$10,355	$10,383
Rest of world	19,918	22,223	20,836	21,328	20,409	19,379	17,847
Total net revenue	$30,002	$33,112	$30,576	$31,453	$31,051	$29,734	$28,230

Net Revenue by Line of Business
(A) The Consumer Media division primarily includes revenue from RealPlayer and related products, such as the distribution of third-party software products, advertising on RealPlayer websites, sales of RealPlayer Plus software licenses to consumers, sales of intellectual property licenses, and consumer subscriptions such as RealPlayer Plus and SuperPass.

(B) The Mobile Services division primarily includes revenue from SaaS services and sales of professional services provided to mobile carriers.
(C) The Games division primarily includes revenue from sales of mobile games, sales of games licenses, online games subscription services, advertising on games sites and social network sites, and microtransactions from online games.

Net Revenue by Product
(D) Licensing revenue within Consumer Media includes sales of intellectual property licenses and RealPlayer Plus software licenses to consumers.
(E) Subscriptions revenue within Consumer Media includes revenue from subscriptions such as our RealPlayer Plus and SuperPass offerings.
(F) Media Properties revenue within Consumer Media includes distribution of third-party software products and advertising on RealPlayer websites.
(G) SaaS revenue within Mobile Services includes revenue from music on demand, ringback tones, intercarrier messaging services, and RealTimes.
(H) Technology licensing and other revenue within Mobile Services includes revenue from professional services provided to mobile carriers.
(I) Licensing revenue within Games includes retail games-related revenue and sales of mobile games.
(J) Subscriptions revenue within Games includes revenue from online games subscriptions as well as microtransactions from mobile games.
(K) Media Properties revenue within Games includes advertising on games sites and social network sites.

RealNetworks, Inc. and Subsidiaries
Segment Results of Operations and Reconciliation to non-GAAP Contribution Margin
(Unaudited)

	2017		2016	2017	2016
	Q3	Q2	Q3	YTD	YTD
	(in thousands)
Consumer Media

Net revenue	$4,197	$6,951	$6,482	$16,817	$18,608
Cost of revenue	981	1,159	1,507	3,545	5,485
Gross profit	3,216	5,792	4,975	13,272	13,123

Gross margin	77%	83%	77%	79%	71%

Operating expenses	3,217	3,730	4,271	10,957	13,940
Operating income (loss), a GAAP measure	$(1)	$2,062	$704	$2,315	$(817)
Depreciation and amortization	42	159	295	368	1,973

Contribution margin, a non-GAAP measure	$41	$2,221	$999	$2,683	$1,156

Mobile Services

Net revenue	$19,123	$19,227	$17,683	$57,434	$51,445
Cost of revenue	13,325	13,429	13,026	40,668	36,347
Gross profit	5,798	5,798	4,657	16,766	15,098

Gross margin	30%	30%	26%	29%	29%

Operating expenses	6,437	6,705	8,075	21,261	26,653
Operating income (loss), a GAAP measure	$(639)	$(907)	$(3,418)	$(4,495)	$(11,555)
Acquisitions related intangible asset amortization	88	201	208	485	725
Depreciation and amortization	180	175	403	558	1,433

Contribution margin, a non-GAAP measure	$(371)	$(531)	$(2,807)	$(3,452)	$(9,397)

Games

Net revenue	$6,682	$6,934	$6,886	$19,439	$18,962
Cost of revenue	2,226	2,679	2,203	6,842	5,865
Gross profit	4,456	4,255	4,683	12,597	13,097

Gross margin	67%	61%	68%	65%	69%

Operating expenses	5,071	5,090	4,649	15,108	14,669
Operating income (loss), a GAAP measure	$(615)	$(835)	$34	$(2,511)	$(1,572)
Acquisitions related intangible asset amortization	27	25	29	79	88
Depreciation and amortization	169	157	104	467	437

Contribution margin, a non-GAAP measure	$(419)	$(653)	$167	$(1,965)	$(1,047)

Corporate

Cost of revenue	$2	$23	$4	$62	$(87)
Gross profit	(2)	(23)	(4)	(62)	87

Gross margin	N/A	N/A	N/A	N/A	N/A

Operating expenses	2,948	2,959	5,705	10,202	16,948
Operating income (loss), a GAAP measure	$(2,950)	$(2,982)	$(5,709)	$(10,264)	$(16,861)
Other income (expense), net	(50)	(13)	(243)	(289)	(515)
Depreciation and amortization	139	119	634	445	1,241
Restructuring and other charges	557	150	499	2,271	1,297
Stock-based compensation	748	863	778	3,045	4,557
Lease exit and related charges	—	—	1,233	—	2,191

Contribution margin, a non-GAAP measure	$(1,556)	$(1,863)	$(2,808)	$(4,792)	$(8,090)

RealNetworks, Inc. and Subsidiaries
Reconciliation of Net income (loss) to adjusted EBITDA, a non-GAAP measure
(Unaudited)

	2017		2016	2017	2016
	Q3	Q2	Q3	YTD	YTD
	(in thousands)

Reconciliation of GAAP Net income (loss) to adjusted EBITDA:

Net income (loss)	$(4,334)	$(3,386)	$(3,056)	$(17,144)	$(26,574)
Income tax expense (benefit)	195	471	331	1,156	919
Interest income, net	(116)	(109)	(119)	(353)	(316)
Gain (loss) on investments, net	—	—	(6,021)	—	(5,978)
Equity in net loss of Rhapsody	—	349	233	1,097	629
Acquisitions related intangible asset amortization	115	226	237	564	813
Depreciation and amortization	530	610	1,436	1,838	5,084
Restructuring and other charges	557	150	499	2,271	1,297
Stock-based compensation	748	863	778	3,045	4,557
Lease exit and related charges	—	—	1,233	—	2,191
Adjusted EBITDA, a non-GAAP measure	$(2,305)	$(826)	$(4,449)	$(7,526)	$(17,378)